Exhibit 10.11

                             SECOND AMENDMENT TO THE
                          C&D TECHNOLOGIES SAVINGS PLAN


     THIS SECOND AMENDMENT is made on November 20, 2002, by C&D TECHNOLOGIES, INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company").

                              W I T N E S S E T H:

     WHEREAS, the Company maintains the C&D Technologies Savings Plan (the "Plan"), which was originally established by indenture dated February 1, 1986, and was last amended and restated by indenture dated February 13, 2002;

     WHEREAS, the Company desires to amend the Plan to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA");

     WHEREAS, the relevant provisions of this amendment are intended as good faith compliance with the requirements of EGTRRA and are to be construed in accordance with EGTRRA and any guidance issued thereunder; and

     WHEREAS, this amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment.

     NOW, THEREFORE, effective as of January 1, 2002, except where otherwise provided herein, the Plan is hereby amended as follows:

     1. By deleting Section 1.5 in its entirety and substituting therefor the following:

     "1.5 'ANNUAL COMPENSATION LIMIT' means $200,000, which amount may be adjusted in subsequent Plan Years based on changes in the cost of living as announced by the Secretary of Treasury."

     2. By adding the following new Section 1.5A:

     "1.5A  'APPEALS  FIDUCIARY'  means an  individual  or group of  individuals
appointed  to  review   appeals  of  claims  for  benefits   payable  due  to  a
Participant's Disability made pursuant to Section 13.4."

     3. By deleting the existing Section 1.13 and substituting therefor the following:

     "1.13 'DISABILITY' means a disability of a Participant within the meaning of Code Section 72(m)(7), to the extent that the Participant is, or would be, entitled to disability retirement benefits under the federal Social Security Act. The determination of whether or not a Disability exists shall be determined by the Plan Administrator and shall be substantiated by competent medical evidence."

     4. By deleting the existing Section 1.17 and substituting therefor the following:

     "1.17 'ELIGIBLE RETIREMENT PLAN' means (a) an individual retirement account described in Code Section 408(a); (b) an individual retirement annuity described in Code Section 408(b); (c) an annuity plan described in Code Section 403(a) or an annuity contract described in Code Section 403(b); (d) a qualified trust described in Code Section 401(a) that accepts the Distributee's Eligible Rollover Distribution; or (e) an eligible deferred compensation plan under Code
Section 457(b) which is maintained by a state, political subdivision and which agrees to separately account for amounts transferred into such plan from this Plan."

     5. By deleting the existing Section 1.28 and substituting therefor the following:

     "1.28 'NAMED FIDUCIARY' means only the following:

           (a) the Plan Administrator;

           (b) the Trustee;

           (c) the Investment Manager;

           (d) the Pension Committee; and

           (e) the Appeals Fiduciary."

     6. By deleting the existing Section 1.37 and substituting therefor the following:

     "1.37 'ROLLOVER AMOUNT' means any amount transferred to the Fund by a Participant, which amount qualifies as an Eligible Rollover Distribution under Code Section 402(c)(4), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16),
and any regulations issued thereunder."

     7. By deleting the existing Section 1.41 and substituting therefor the following:

     "1.41 'TERMINATION OF EMPLOYMENT' means a severance from employment (within the meaning of Code Section 401(k)(2)(B)(i)(I)) of an Employee from all Plan Sponsors and Affiliates for any reason other than death, Disability, or attainment of a Retirement Date. Any absence from active employment of the Plan Sponsor and Affiliates by reason of an approved leave of absence shall not be deemed for any purpose under the Plan to be a Termination of Employment. Transfer of an Employee from one Plan Sponsor to another Plan Sponsor or to an Affiliate shall not be deemed for any purpose under the Plan to be a Termination of Employment. In addition, transfer of an Employee to another employer (other than a Plan Sponsor or an Affiliate) in connection with a corporate transaction involving a sale of assets, merger, or sale of stock, shall not be deemed to be a Termination of Employment, for purposes of the timing of distributions under
Section 8.1, if the employer to which such Employee is transferred agrees with the Plan Sponsor to accept a transfer of assets from the Plan to its tax-qualified plan in a trust-to-trust transfer meeting the requirements of Code
Section 414(l)."

     8. By deleting the existing Sections 3.1(b) and 3.1(c) and substituting therefor the following:

        "(b) DEFERRAL AMOUNTS. The Plan Sponsor shall make a contribution to the Fund on behalf of each Participant who is an Eligible Employee and who either is deemed to have elected pursuant to this Section 3.1(b)(1) or has affirmatively elected pursuant to this Section 3.1(b)(2) to defer a portion of his Annual Compensation otherwise payable to him for the Plan Year and to have such portion contributed to the Fund.

             (1) Any Eligible Employee who has completed the eligibility requirements of Section 2 and who fails to make an affirmative election pursuant to Plan Section 3.1(b)(2) shall be deemed to have made an election to contribute three percent (3%) of the Eligible Employee's Annual Compensation to the Plan unless the Eligible Employee elects not to defer any portion of his Annual Compensation pursuant to Section 3.1. If an Eligible Employee makes the election under this Section 3.1(b)(1) not to contribute to the Plan, the Eligible Employee may later elect to contribute to the Plan pursuant to Section 3.1(b)(2).

             (2) Except to the extent  permitted  under Section  3.1(d) and Code
        Section 414(v), the contribution made by a Plan Sponsor on behalf of a Participant under this Section 3.1(b)(2) shall be in an amount equal to the amount specified in the Participant's deferral election, but not greater than fifty percent (50%) of the Participant's Annual Compensation, or if the Participant is automatically enrolled pursuant to Plan Section 3.1(a)(1), the contribution shall be three percent (3%) of the Participant's Annual Compensation. Pursuant to Section 4 of Appendix C, the Plan Administrator may restrict the amount which Highly Compensated Employees may defer under this Section 3.1(b).

        (c)  Limit on Deferral  Amounts.  Except to the extent  permitted under
     Section 3.1(d) and Code Section 414(v), Elective Deferrals shall in no event exceed the limit set forth in Code Section 402(g) in any one taxable year of the Participant. In the event the amount of Elective Deferrals exceeds the Code Section 402(g) limit in any one taxable year then,

             (1) not  later  than  the   immediately  following  March  1,  the
        Participant may designate to the Plan the portion of the Participant's Deferral Amounts which consists of excess Elective Deferrals, and

             (2) not later than the immediately following April 15, the Plan may distribute the amount designated to it under Paragraph (1) above, as adjusted to reflect income, gain, or loss attributable to it through the end of the Plan Year, and reduced by any `Excess Deferral Amounts,' as defined in Appendix C hereto, previously distributed or recharacterized with respect to the Participant for the Plan Year beginning with or within that taxable year.

        The payment of the excess Elective Deferrals, as adjusted and reduced, from the Plan shall be made to the Participant without regard to any other provision in the Plan. In the event that a Participant's Elective Deferrals exceed the Code Section 402(g) limit in any one taxable year under the Plan and other plans of the Plan Sponsor and its Affiliates, the Participant shall be deemed to have designated for distribution under the Plan the amount of excess Elective Deferrals, as adjusted and reduced, by taking into account only Elective Deferral amounts under the Plan and other plans of the Plan Sponsor and its Affiliates.

        (d) CATCH-UP CONTRIBUTIONS. A Participant who is eligible to contribute Deferral Amounts to the Plan and who has attained age 50 on or before the last day of the Plan Year shall be eligible to elect to have a portion of his Annual Compensation otherwise payable to him for the Plan Year contributed by the Plan Sponsor to the Fund on his behalf as catch-up contributions in accordance with and subject to the limitations of, Code
     Section 414(v). Contributions made pursuant to this Section 3.1(d) shall not be taken into account for purposes of implementing the limitations set forth in Section 3.1(b), 3.1(c) and Appendix A hereto. The Plan shall not be treated as failing to satisfy the provisions of Appendix B, Appendix C or Code Section 410(b), as applicable, by reason of the making of the catch-up contributions as described in this Section 3.1(d).

        (e)  ALLOCATION OF  CONTRIBUTIONS.  Contributions  made pursuant to this
     Section 3.1 shall be  allocated  to the  Employee  Deferral  Account of the
     Participant on whose behalf they were made as soon as reasonably practicable following the date of withholding by the Plan Sponsor and receipt by the Trustee.

        (f) DEFERRAL ELECTIONS. The elections under this Section 3.1 must be made before the Annual Compensation is payable and may only be made in such manner and subject to such rules and limitations as the Plan Administrator may prescribe and shall specify the percentage or dollar amount, as applicable, of Annual Compensation that the Participant desires to defer pursuant to Section 3.1(b) and/or 3.1(d) and to have contributed to the Fund. Once a Participant has made an election for a Plan Year, the Participant may revoke or modify his election to increase or reduce the rate of future deferrals, as provided in the administrative procedures established by the Plan Administrator."

     9. By deleting the existing Section 3.2(a) and substituting therefor the following:

        "(a) The Plan Sponsor proposes to make contributions to the Matching Account for each Plan Year of each Participant who is an Eligible Employee compensated by a Plan Sponsor on a salaried basis or employed in the Power Electronics Division and who is entitled to an allocation under Plan
     Section 4.1(a) in an amount equal to a percentage, to be determined by the Plan Sponsor, of the Participant's Annual Compensation deferred by the Participant pursuant to Plan Section 3.1(b) during any payroll period to the extent the contribution under Section 3.1(b) does not exceed eight percent (8%) of his Annual Compensation."

     10. By deleting the existing Section 3.7 and substituting therefor the following:

     "3.7 ROLLOVER CONTRIBUTIONS. Any Eligible Employee may, with the consent of the Plan Administrator and subject to such rules and conditions as the Plan Administrator may prescribe, transfer a Rollover Amount to the Fund (which may include without limitation prohibitions against transferring certain categories of Rollover Amounts to the Plan); provided, however, that the Plan Administrator shall not administer this provision in a manner which is discriminatory in favor of Highly Compensated Employees."

     11. By deleting the existing Section 5.5 and substituting therefor the following:

     "5.5 Notwithstanding any provision of the Plan to the contrary, as to any Participant who has not attained age 50 at the end of the Plan Year for which the contribution is being made, the Trustee shall invest fifty percent (50%) of the contribution made on behalf of a Participant under Plan Section 3.3(a)(ii) and 3.3(a)(iii) and the portion of the contribution made on behalf of a Participant under 3.3(b)(ii) that is equal to one-half of one percent (.5%) of the Participant's Annual Compensation in Company Stock; provided, however, that a Participant who has reached age 50 may elect to transfer any portion of his Salaried Profit-Sharing Account or Hourly Profit-Sharing Account, as applicable, that is invested in Company Stock to other Individual Funds. Any election must be in accordance with the policies and procedures established by the Plan Administrator."

     12. By deleting existing header language to Section 7.1 and substituting therefor the following:

     "7.1 The Trustee shall, upon the direction of the Plan Administrator, withdraw all or a portion of a Participant's Employee Deferral Account consisting of Deferral Amounts, including catch-up contributions made pursuant to Section 3.1(d) (but not earnings thereon), prior to the time such account is otherwise distributable in accordance with the other provisions of the Plan;
provided, however, that any such withdrawal shall be made only if the Participant is an Employee and demonstrates that he is suffering from 'hardship' as determined herein. For purposes of this Section, a withdrawal will be deemed to be an account of hardship if the withdrawal is on account of:"

     13. By adding the word "and" to the end of Section 7.2(a)(1) and by deleting the existing Section 7.2(a)(2) and substituting therefor the following:

         "(2) the Plan Sponsor shall not permit Elective Deferrals, including catch-up contributions as described in Code Section 414(v), or after-tax employee contributions to be made to the Plan or any other plan maintained by the Plan Sponsor, for a period of six (6) months after the Participant receives the withdrawal pursuant to this Section."

     14. By deleting the existing Section 7.2(a)(3) in its entirety.

     15. By adding the phrase "his Matching Account," after the phrase "January 1, 2002," in Section 8.2(b)(ii).

     16. By deleting the existing Section 8.6 in its entirety.

     17. By deleting Section 11.3(e) in its entirety and by substituting therefor the following:

         "(d) Distributions will be made in accordance with the regulations under Code Section 401(a)(9) and the regulations issued thereunder, including the incidental benefit requirements. Notwithstanding the foregoing, effective as of January 1, 2003, any distributions pursuant to Code Section 401(a)(9) shall be administered in accordance with Appendix D hereto."

     18. By adding the following new Section 12.8:

     "12.8 APPEALS FIDUCIARY. The Primary Sponsor shall appoint an Appeals Fiduciary. The Appeals Fiduciary shall be required to review claims for benefits payable due to a Participant's Disability that are initially denied by the Plan Administrator and for which the claimant requests a full and fair review pursuant to Section 13.3. The Appeals Fiduciary may not be the individual who made the initial adverse determination with respect to any claim he reviews and may not be a subordinate of any individual who made the initial adverse determination. The Appeals Fiduciary may be removed in the same manner in which appointed or may resign at any time by written notice of resignation to the Primary Sponsor. Upon such removal or resignation, the Primary Sponsor shall appoint a successor."

     19. By deleting the existing Section 13 of the Plan in its entirety and substituting therefor the following:

                                   "ARTICLE 13
                             CLAIMS REVIEW PROCEDURE

     13.1 NOTICE OF DENIAL. If a Participant or a Beneficiary is denied a claim for benefits under the Plan, the Plan Administrator shall provide to the claimant written notice of the denial within ninety (90) days (forty-five (45) days with respect to a denial of any claim for benefits due to the Participant's Disability) after the Plan Administrator receives the claim, unless special circumstances require an extension of time for processing the claim. If such an extension of time is required, written notice of the extension shall be furnished to the claimant prior to the termination of the initial 90-day period. In no event shall the extension exceed a period of ninety (90) days (thirty (30) days with respect to a claim for benefits due to the Participant's Disability) from the end of such initial period. With respect to a claim for benefits due to the Participant's Disability, an additional extension of up to thirty (30) days beyond the initial 30-day extension period may be required for processing the claim. In such event, written notice of the extension shall be furnished to the claimant within the initial 30-day extension period. Any extension notice shall indicate the special circumstances requiring the extension of time, the date by which the Plan Administrator expects to render the final decision, the standards on which entitlement to benefits are based, the unresolved issues that prevent a decision on the claim and the additional information needed to resolve those issues.

     13.2 CONTENTS OF NOTICE OF DENIAL. If a Participant or Beneficiary is denied a claim for benefits under a Plan, the Plan Administrator shall provide to such claimant written notice of the denial which shall set forth:

          (a) the specific reasons for the denial;

          (b) specific references to the pertinent provisions of the Plan on which the denial is based;

          (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary;

          (d) an explanation of the Plan's claim review procedures, and the time limits applicable to such procedures, including a statement of the claimant's right to bring a civil action under Sections 502(a) of ERISA following an adverse benefit determination on review;

          (e) in the case of a claim for benefits due to a Participant's Disability, if an internal rule, guideline, protocol or other similar criterion is relied upon in making the adverse determination, either the specific rule, guideline, protocol or other similar criterion; or a statement that such rule, guideline, protocol or other similar criterion was relied upon in making the decision and that a copy of such rule, guideline, protocol or other similar criterion will be provided free of charge upon request; and

          (f) in  the  case  of a  claim  for  benefits  due to a  Participant's
     Disability, if a denial of the claim is based on a medical necessity or experimental treatment or similar exclusion or limit, an explanation of the scientific or clinical judgment for the denial, an explanation applying the terms of the Plan to the claimant's medical circumstances or a statement that such explanation will be provided free of charge upon request.

     13.3 RIGHT TO REVIEW. After receiving written notice of the denial of a claim or that a domestic relations order is a qualified domestic relations order, a claimant or his representative shall be entitled to:

          (a) request a full and fair review of the denial of the claim or determination that a domestic relations order is a qualified domestic relations order by written application to the Plan Administrator (or Appeals Fiduciary in the case of a claim for benefits payable due to a Participant's Disability);

          (b) request, free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claim;

          (c) submit written comments, documents, records, and other information relating to the denied claim to the Plan Administrator or Appeals Fiduciary, as applicable; and

          (d) a review that takes into account all comments, documents, records, and other information submitted by the claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

     13.4 APPLICATION FOR REVIEW.

          (a) If a claimant wishes a review of the decision denying his claim to benefits under the Plan, other than a claim described in Subsection (b) of this Section 13.4, or if a claimant wishes to appeal a decision that a domestic relations order is a qualified domestic relations order, he must submit the written application to the Plan Administrator within sixty (60) days after receiving written notice of the denial or notice that the domestic relations order is a qualified domestic relations order.

          (b) If the claimant wishes a review of the decision denying his claim to benefits under the Plan due to a Participant's Disability, he must submit the written application to the Appeals Fiduciary within one hundred eighty (180) days after receiving written notice of the denial. With respect to any such claim, in deciding an appeal of any denial based in whole or in part on a medical judgment (including determinations with regard to whether a particular treatment, drug, or other item is experimental, investigational, or not medically necessary or appropriate), the Appeals Fiduciary shall

               (i) consult with a health care professional who has appropriate training and experience in the field of medicine involved in the medical judgment; and

               (ii) identify the medical and vocational experts whose advice was obtained on behalf of the Plan in connection with the denial without regard to whether the advice was relied upon in making the determination to deny the claim.

     Notwithstanding the foregoing, the health care professional consulted pursuant to this Subsection (b) shall be an individual who was not consulted with respect to the initial denial of the claim that is the subject of the appeal or a subordinate of such individual.

     13.5 HEARING. Upon receiving such written application for review, the Plan Administrator or Appeals Fiduciary, as applicable, may schedule a hearing for purposes of reviewing the claimant's claim, which hearing shall take place not more than thirty (30) days from the date on which the Plan Administrator or Appeals Fiduciary received such written application for review.

     13.6 NOTICE OF HEARING. At least ten (10) days prior to the scheduled hearing, the claimant and his representative designated in writing by him, if any, shall receive written notice of the date, time, and place of such scheduled hearing. The claimant or his representative, if any, may request that the hearing be rescheduled, for his convenience, on another reasonable date or at another reasonable time or place.

     13.7 COUNSEL. All claimants requesting a review of the decision denying their claim for benefits may employ counsel for purposes of the hearing.

     13.8 DECISION ON REVIEW. No later than sixty (60) days (forty-five (45) days with respect to a claim for benefits due to the Participant's Disability) following the receipt of the written application for review, the Plan Administrator or the Appeals Fiduciary, as applicable, shall submit its decision on the review in writing to the claimant involved and to his representative, if any, unless the Plan Administrator or Appeals Fiduciary determines that special circumstances (such as the need to hold a hearing) require an extension of time, to a day no later than one hundred twenty (120) days (ninety (90) days with respect to a claim for benefits due to the Participant's Disability) after the date of receipt of the written application for review. If the Plan Administrator or Appeals Fiduciary determines that the extension of time is required, the Plan Administrator or Appeals Fiduciary shall furnish to the claimant written notice of the extension before the expiration of the initial sixty (60) day (forty-five
(45) days with respect to a claim for benefits due to the Participant's Disability) period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan Administrator or Appeals Fiduciary expects to render its decision on review. In the case of a decision adverse to the claimant, the Plan Administrator or Appeals Fiduciary shall provide to the claimant written notice of the denial which shall include:

          (a) the specific reasons for the decision;

          (b) specific references to the pertinent provisions of the Plan on which the decision is based;

          (c) a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant's claim for benefits;

          (d) an explanation of the Plan's claim review procedures, and the time limits applicable to such procedures, including a statement of the claimant's right to bring an action under Section 502(a) of ERISA following the denial of the claim upon review;

          (e) in the case of a claim for benefits due to the Participant's Disability, if an internal rule, guideline, protocol or other similar criterion is relied upon in making the adverse determination, either the specific rule, guideline, protocol or other similar criterion; or a statement that such rule, guideline, protocol or other similar criterion was relied upon in making the decision and that a copy of such rule, guideline, protocol or other similar criterion will be provided free of charge upon request;

          (f) in  the  case  of a  claim  for  benefits  due to a  Participant's
     Disability, if a denial of the claim is based on a medical necessity or experimental treatment or similar exclusion or limit, an explanation of the scientific or clinical judgment for the denial, an explanation applying the terms of the Plan to the claimant's medical circumstances or a statement that such explanation will be provided free of charge upon request; and

          (g) in  the  case  of a  claim  for  benefits  due to a  Participant's
     Disability, a statement regarding the availability of other voluntary alternative dispute resolution options."

     20. By deleting the existing Section 20 of the Plan in its entirety and substituting therefor the following:

                                   "SECTION 20
                      INCORPORATION OF SPECIAL LIMITATIONS

     Appendices A, B, C and D to the Plan, attached hereto, are incorporated by reference and the provisions of the same shall apply notwithstanding anything to the contrary contained herein."

     21. By deleting the existing Section 1 of Appendix A and substituting therefor the following:

     "Except to the extent permitted under Plan Section 3.1(d) and Code Section 414(v), if applicable, the 'annual addition' for any Member for any one limitation year may not exceed the lesser of:

     (a) $40,000, as adjusted under Code Section 415(d); or

     (b) 100% of the Member's Annual Compensation.

     The limit described in Subsection (b) shall not apply to any contribution for medical benefits after separation from service (within the meaning of Code
Section 401(h) or 419A(f)(2)) which is otherwise treated as an annual addition."

     22. By deleting the existing Section 2 of Appendix A and substituting therefor the following:

         "For the purposes of this Appendix A, the term `annual addition' for any Participant means for any limitation year, the sum of certain Plan Sponsor, Affiliate and Participant contributions and forfeitures , as determined in Code Section 415(c)(2) in effect for that limitation year. Participant contributions shall be determined without regard to Rollover Amounts, employee contributions to a simplified employee pension which are excludable from gross income under Code Section 408(k)(6), and catch-up contributions as described in Code Section 414(v)."

     23. By adding the following new  Subsection  (g) to the end of the existing
Section 6 of Appendix A:

         "(g) Notwithstanding anything contained in the Plan to the contrary, the Plan Administrator may modify the provisions of this Section 6 with respect to reduction of

     Participant's  accounts  in  accordance  with such  procedures  as the Plan
     Administrator   may  establish  with  respect  to  catch-up   contributions
     described in Code Section 414(v)."

     24. By deleting the existing Section 1(b) of Appendix B and substituting therefor the following:

         "(b) 'Key Employee' means an Employee or former Employee (including Beneficiary of a Key Employee or former Key Employee) who at any time during the Plan Year containing the Determination Date was:

              (1) an officer of the Plan Sponsor or any Affiliate whose Annual Compensation was greater than $130,000 (as adjusted for changes in the cost of living as provided in regulations issued by the Secretary of the Treasury for Plan Years beginning after December 31, 2002) for the calendar year in which the Plan Year ends, where the term 'officer' means an administrative executive in regular and continual service to the Plan Sponsor or an Affiliate; provided, however, that in no event shall the number of officers exceed the lesser of (A) fifty (50) employees; or (B) the greater of (I) three (3) employees or (II) ten percent (10%) of the number of Employees during the Plan Year, with any non-integer being increased to the next integer. If for any year, no officer of the Plan Sponsor meets the requirements of this Subparagraph (1), the highest paid officer of the Plan Sponsor for the Plan Year shall be considered an officer for purposes of this Subparagraph (1);

              (2) an owner of more than five percent (5%) of the outstanding stock of the Plan Sponsor or an Affiliate or more than five percent (5%) of the total combined voting power of all stock of the Plan Sponsor or an Affiliate; or

              (3) an owner of more than one percent (1%) of the outstanding stock of the Plan Sponsor or an Affiliate or more than one percent (1%) of the total combined voting power of all stock of the Plan Sponsor or an Affiliate, and who in such Plan Year had Annual Compensation from the Plan Sponsor and all of its Affiliates of more than $150,000.

          For purposes of determining ownership under Subsections (2) and (3) above, the rules set forth in Code Section 318(a)(2) shall be applied as follows (i) in the case of any Plan Sponsor or Affiliate which is a corporation, by substituting five percent (5%) for fifty percent (50%) and,
     (ii)  in  the  case  of  any  Plan  Sponsor  or  Affiliate  which  is not a corporation, ownership in such Plan Sponsor or Affiliate shall be determined in accordance with Treasury Regulations which shall be based on principles similar to the principles of Code Section 318(a)(2) (as modified by Clause (i) above).

          Employees other than Key Employees are sometimes referred to in this Appendix B as 'non-key employees.'"

     25. By deleting the existing Subsection (d)(1)(A)(i) of Section 1 of Appendix B and substituting therefor the following:

         "(i) the present value of the cumulative Accounts (excluding catch-up contributions as described in Code Section 414(v) made in the Plan Year for which the determination is being made) under the Plan for all Key Employees exceeds sixty percent (60%) of the present value of the cumulative Accounts (excluding catch-up contributions as described in Code Section 414(v) made in the Plan Year for which the determination is being made) under the Plan for all Participants; and"

     26. By deleting Section 1(d)(3)(C) of Appendix B of the Plan and substituting therefor the following:

         "(C) For purposes of determining the present value of the cumulative accrued benefit under a plan for any Participant in accordance with this Subsection, the present value shall be increased by the aggregate distributions made with respect to the Participant (including distributions paid on account of death to the extent they do not exceed the present value of the cumulative accrued benefit existing immediately prior to death) under each plan being considered, and under any terminated plan which if it had not been terminated would have been in a Required Aggregation Group with the Plan, during the one-year period ending on the Determination Date or the last day of the Plan Year that falls within the calendar year in which the Determination Date falls. In the case of a distribution made with respect to a Participant made for a reason other than separation from service, death, or disability, this provision shall applied by substituting the five-year period for the one-year period."

     27. By deleting Section 1(d)(3)(F) of Appendix B of the Plan and substituting therefor the following:

         "(F) For purposes of this Paragraph (3), if any Employee has not performed any service for any Plan Sponsor or Affiliate maintaining the plan during the one-year period ending on the Determination Date, any accrued benefit for that Employee shall not be taken into account."

     28. By deleting the existing Section (b)(1) of Section 2 of Appendix B and substituting therefor the following:

         "(1) The percentage referred to in Subsection (a) of this Section for any Plan Year shall not exceed the percentage at which allocations are made or are required to be made under the Plan for the Plan Year for the Key Employee for whom the percentage is highest for a Plan Year. For purposes of this Paragraph, an allocation to the Account of a Key Employee resulting from any Plan Sponsor contribution attributable to a salary reduction or similar agreement shall be taken into account but allocations of catch-up contributions as described in Code Section 414(v) shall not be taken into account."

     29. By deleting  the next to the last  sentence of the first  paragraph  of
Section 3 of Appendix C to the Plan.

     30. By deleting the existing Section 4 of Appendix C to the Plan and substituting therefor the following:

     "The Plan Administrator shall have the responsibility of monitoring the Plan's compliance with the limitations of this Appendix C and shall have the power to take all steps it deems necessary or appropriate to ensure compliance, including, without limitation, restricting the amount which Highly Compensated Eligible Members can elect to have contributed pursuant to Section 3.1(a). Any actions taken by the Plan Administrator pursuant to this Section 4 shall be pursuant to non-discriminatory procedures consistently applied."

     31. By deleting the existing second, third and fourth sentences of the last paragraph of Section 5 of Appendix C to the Plan and substituting therefor the following:

         "The 'contribution percentage' for Highly Compensated Eligible Participants and for all other Eligible Participants for a Plan Year shall be the average of the ratios, calculated separately for each
         Participant,  of (A) to  (B),  where  (A) is  the  amount  of  Matching
         Contributions under the Plan (excluding Qualified Matching Contributions which are used to apply the test set forth in Section 2 of this Appendix C) and nondeductible employee contributions made under the Plan for the Eligible Participant for the Plan Year, and where (B) is the Annual Compensation of the Eligible Participant for the Plan Year."

     32. Effective January 1, 2003, by adding the following new Appendix D to the Plan:

                                   "APPENDIX D
                        MINIMUM DISTRIBUTION REQUIREMENTS

                                    SECTION 1
                                  GENERAL RULES

         (a) EFFECTIVE DATE AND PRECEDENCE. The provisions of this Appendix D will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year. The requirements of this Appendix D will take precedence over any inconsistent provisions of the Plan.

         (b)   REQUIREMENTS   OF   TREASURY   REGULATIONS   INCORPORATED.    All
     distributions required under this Section will be determined and made in accordance with the Treasury Regulations under Code Section 401(a)(9).

         (c) TEFRA SECTION 242(b)(2) ELECTIONS. Notwithstanding the other provisions of this Appendix D, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal

     Responsibility  Act (TEFRA) and the  provisions  of the Plan that relate to
     Section 242(b)(2) of TEFRA.

                                    SECTION 2
                         TIME AND MANNER OF DISTRIBUTION

         (a) REQUIRED BEGINNING DATE. The Participant's entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's Required Beginning Date.

         (b) DEATH OF PARTICIPANT BEFORE DISTRIBUTIONS BEGIN. If the Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

              (1) If the Participant's surviving spouse is the Participant's sole Designated Beneficiary, then, distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

              (2) If the Participant's surviving spouse is not the Participant's sole Designated Beneficiary, then, distributions to the Designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

              (3) If there is no Designated Beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

              (4) If the Participant's surviving spouse is the Participant's sole Designated Beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this Section 2(b), other than Section 2(b)(1) of this Appendix D, will apply as if the surviving spouse were the Participant.

          For purposes of this Section 2(b) and Section 4 of this Appendix D, unless Section 2(b)(4) of this Appendix D applies, distributions are considered to begin on the Participant's Required Beginning Date. If
     Section 2(b) of this Appendix D applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Section 2(b)(1) of this Appendix D. If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant's Required Beginning Date (or to the Participant's surviving spouse before the date distributions are required to begin to the surviving spouse under Section 2(b)(1)), the date distributions are considered to begin is the date distributions actually commence.

     (c) Forms of Distribution. Unless the Participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first Distribution Calendar Year, distributions will be made in accordance with Sections 3 and 4 of this Appendix D. If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Code Section 401(a)(9) and the regulations issued thereunder.

                                    SECTION 3
          REQUIRED MINIMUM DISTRIBUTIONS DURING PARTICIPANT'S LIFETIME

     (a) AMOUNT OF REQUIRED MINIMUM DISTRIBUTION FOR EACH DISTRIBUTION CALENDAR YEAR. During the Participant's lifetime, the minimum amount that will be distributed for each Distribution Calendar Year is the lesser of:

         (1) the quotient obtained by dividing the Participant's Account Balance by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury Regulations, using the Participant's age as of the Participant's birthday in the Distribution Calendar Year; or

         (2) if the Participant's sole Designated Beneficiary for the Distribution Calendar Year is the Participant's spouse, the quotient obtained by dividing the Participant's Account Balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury Regulations, using the Participant's and spouse's attained ages as of the Participant's and spouse's birthdays in the Distribution Calendar Year.

     (b) LIFETIME REQUIRED MINIMUM DISTRIBUTIONS CONTINUE THROUGH YEAR OF PARTICIPANT'S DEATH. Required minimum distributions will be determined under this Section 3 beginning with the first Distribution Calendar Year and up to and including the Distribution Calendar Year that includes the Participant's date of death.

                                    SECTION 4
            REQUIRED MINIMUM DISTRIBUTIONS AFTER PARTICIPANT'S DEATH

     (a) DEATH ON OR AFTER DATE DISTRIBUTIONS BEGIN.

         (1) PARTICIPANT SURVIVED BY DESIGNATED BENEFICIARY. If the Participant dies on or after the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account Balance by the longer of the remaining Life Expectancy of the Participant or the remaining Life Expectancy of the Participant's Designated Beneficiary, determined as follows:

              (i) The Participant's remaining Life Expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

              (ii) If the Participant's surviving spouse is the Participant's sole Designated Beneficiary, the remaining Life Expectancy of the surviving spouse is calculated for each Distribution Calendar Year after the year of the Participant's death using the surviving spouse's age as of the spouse's birthday in that year. For Distribution Calendar Years after the year of the surviving spouse's death, the remaining Life Expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse's birthday in the calendar year of the spouse's death, reduced by one for each subsequent calendar year.

              (iii) If the Participant's surviving spouse is not the Participant's sole Designated Beneficiary, the Designated Beneficiary's remaining Life Expectancy is calculated using the age of the Designated Beneficiary in the year following the year of the Participant's death, reduced by one for each subsequent year.

         (2) NO DESIGNATED BENEFICIARY. If the Participant dies on or after the date distributions begin and there is no Designated Beneficiary as of September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account Balance by the Participant's remaining Life Expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

     (b) DEATH BEFORE DATE DISTRIBUTIONS BEGIN.

         (1) PARTICIPANT SURVIVED BY DESIGNATED BENEFICIARY. If the Participant dies before the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account Balance by the remaining Life Expectancy of the Participant's Designated Beneficiary, determined as provided in Section 4(a).

         (2) NO DESIGNATED BENEFICIARY. If the Participant dies before the date distributions begin and there is no Designated Beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

         (3) DEATH OF SURVIVING SPOUSE BEFORE DISTRIBUTIONS TO SURVIVING SPOUSE ARE REQUIRED TO BEGIN. If the Participant dies before the date distributions begin, the Participant's surviving spouse is the Participant's sole Designated

     Beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under Section 2(b)(1) of this Appendix D, this Section (b) will apply as if the surviving spouse were the Participant.

                                    SECTION 5
                                   DEFINITIONS

     As used in this Appendix D, the following words and phrases shall have the meaning set forth below:

         (a) DESIGNATED BENEFICIARY. The individual who is designated as the Beneficiary under Section 1.6 of the Plan and is the designated Beneficiary under Section 401(a)(9) of the Internal Revenue Code and Section 1.401(a)(9)-1, Q&A-4, of the Treasury Regulations.

         (b) DISTRIBUTION CALENDAR YEAR. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin under Section 2(b). The required minimum distribution for the Participant's first distribution calendar year will be made on or before the Participant's Required Beginning Date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant's Required Beginning Date occurs, will be made on or before December 31 of that distribution calendar year.

         (c) LIFE EXPECTANCY. Life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury Regulations.

         (d) PARTICIPANT'S ACCOUNT BALANCE. The Account balance as of the last Valuation Date in the calendar year immediately preceding the Distribution Calendar Year ("Valuation Calendar Year") increased by the amount of any contributions made and allocated or forfeitures allocated to the Account balance as of dates in the Valuation Calendar Year after the Valuation Date and decreased by distributions made in the Valuation Calendar Year after the Valuation Date. The Account balance for the Valuation Calendar Year includes any amounts rolled over or transferred to the Plan either in the Valuation Calendar Year or in the Distribution Calendar Year if distributed or transferred in the Valuation Calendar Year.

         (e) REQUIRED BEGINNING DATE. The date specified in Section 11.5(c) of the Plan."

     33. By deleting the last sentence of the first paragraph of Section 6 of Appendix C to the Plan.

     Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to this Second Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed as of the day and year first above written.


                                         C & D TECHNOLOGIES, INC.

                                         By: /s/ K.D. Burgess
                                            ------------------------------------

                                         Title: VP Human Resources
                                               ---------------------------------